UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 4, 2003

AFC Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-32369	58-2016606

(State or other	(Commission	(IRS Employer
jurisdiction	File Number)	Identification Number)
of incorporation)

Six Concourse Parkway, Suite 1700, Atlanta, Georgia	30328-5352

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-9500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED NOVEMBER 4, 2003
EX-99.2 TRANSCRIPT OF CONFERENCE CALL
EX-99.3 OPERATIONAL PERFORMANCE CHART

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press Release dated November 4, 2003.
99.2	Transcript of conference call regarding AFC Enterprises, Inc.’s third quarter 2003 operating results.
99.3	2003 YTD Operational Performance Charts.

Item 9.	Regulation FD Disclosure.

      The Company is furnishing a quarterly breakdown for each of the first three quarters of 2003 and year-to-date information for 2003 for total domestic comparable store sales, new unit openings, new commitments and unit count. A copy of this information is attached hereto as Exhibit 99.3. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 12.	Results of Operations and Financial Condition.

      On November 4, 2003, AFC Enterprises, Inc. (the “Company”) announced third quarter 2003 operating performance results and provided an update on key business matters. A copy of the press release is attached hereto as Exhibit 99.1. On November 5, 2003, management of the Company conducted a conference call to review the Company’s third quarter 2003 operating performance results. The transcript of that call is attached hereto as Exhibit 99.2. Such information, including the Exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFC ENTERPRISES, INC

Date: November 12, 2003	By:	/s/ Frank J. Belatti

Frank J. Belatti Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

99.1       Press Release dated November 4, 2003.

99.2       Transcript of Conference Call regarding AFC Enterprises, Inc.’s third quarter 2003 operating results.

99.3       2003 YTD Operational Performance Charts.